                      SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                                 May 19, 2000



                                MGM GRAND, INC.
                            -----------------------
              (Exact Name of Registrant as specified in Charter)


        Delaware                    0-16760                88-0215232
     -------------------------------------------------------------------
     (State or other              (Commission             (IRS Employer
     jurisdiction of              File Number)            Identification
     incorporation)                                          Number)


       3799 Las Vegas Boulevard South, Las Vegas, Nevada          89109
     ----------------------------------------------------------------------
           (Address of principal executive offices)            (Zip Code)



                                (702) 891-3333
           --------------------------------------------------------
             (Registrant's telephone number, including area code)


       -----------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events

      Exhibit 99 attached hereto amends and restates in its entirety the section in the Company's preliminary prospectus supplement dated May 10, 2000 (the "Preliminary Prospectus Supplement"). The Company is filing this Current Report for purposes of incorporating by reference Exhibit 99 into the Preliminary Prospectus Supplement and the Company's Registration Statement on Form S-3 (File No. 333-33200).


Item 7.  Financial Statements and Exhibits

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

          99   Description of the Notes.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               MGM GRAND, INC.



May 19, 2000                   By:   /s/ Scott Langsner
------------                      ----------------------------------------------
   (Date)                            Scott Langsner
                                     Senior Vice President & Secretary/Treasurer